UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Infinity Q Diversified Alpha Fund

Annual Report to Shareholders

Consolidated Financial Statements

August 31, 2015

Infinity Q Diversified Alpha Fund

Annual Report to Shareholders

Consolidated Financial Statements

August 31, 2015

TABLE OF CONTENTS
Page

Adviser’s Shareholder Letter	1 - 4

Expense Example	5

Consolidated Financial Statements

Consolidated Schedule of Investments	6 - 13

Consolidated Statement of Assets and Liabilities	14

Consolidated Statement of Operations	15

Consolidated Statement of Changes in Net Assets	16

Consolidated Financial Highlights	17 - 18

Notes to Consolidated Financial Statements	19 - 33

Report of Independent Registered Public Accounting Firm	34

Trustee and Officer Information	35 - 37

Other Information

Dear Shareholder:

Infinity Q Capital Management is a pioneering investment firm managed by a team of professionals who also manage assets for Wildcat Capital Management, the family office for David Bonderman, the co-founder of $70 Billion private equity firm TPG. The Infinity Q Diversified Alpha Fund (the “Fund”) attempts to generate positive absolute returns by providing exposure to several “alternative” strategies including Volatility, Equity Long/Short, Relative Value, and Global Macro. Our strategies are intended to have a low correlation to equity, fixed income, and credit markets.

We believe our “quantamental” approach provides a unique investment framework.  Our strategies seek to combine the breadth of quantitative investing with the depth of private equity investing. Our systematic strategies are based on economic intuition and rigorously tested out of sample in an attempt to avoid overfitting. Our forecasting models incorporate fundamental, technical, behavioral, and informational factors. Our discretionary strategies incorporate these same factors but rely heavily on private equity style due diligence.

To seek to mitigate risk, we combine purely systematic strategies, purely discretionary strategies, and hybrid strategies and further diversify across asset class, time horizon, and model type. Critically, we believe the addition of qualitative oversight enables us the potential to add significant alpha over time.

Our portfolio construction and dynamic asset allocation process considers traditional optimizations, a proprietary forward-looking volatility regime indicator (ARI), and our current macroeconomic outlook. We explicitly incorporate expected return, tail loss, market payoff distributions, and correlations to arrive at our optimal portfolio.

On a total return basis, The Fund’s Class I shares returned +2.93% for the period beginning September 30, 2014 (Fund inception) and ending August 31, 2015. Over this period, the Fund realized a beta to equities of 0.34, as measured by the S&P Total Return Index. The S&P Total Return Index returned +1.91% and the Fund’s benchmark, the Bloomberg Global Aggregate Hedge Fund Index, had a return of .44% over the same period.

In the next section, we provide more detail on the performance attribution by strategy.

Volatility

The Volatility portfolio contributed 225 bps during the period. The gains were driven by our directional and term structure trades in VIX Index options and futures. Our dispersion positions in the US and Europe were the next largest contributors, where we were long single stock volatility and short index volatility. The directional equity volatility positions in Brazil caused the largest losses during the period as realized volatility spiked in October 2014 due to a tight presidential election. In addition, our directional volatility positions in West Texas Intermediate (WTI) Crude Oil also caused losses in August 2015 as front-month realized volatility reached the highest level since 2008.

Global Macro

The Global Macro portfolio contributed 55 bps driven by directional Foreign Exchange (FX) and Credit Default Swap (CDS) positions. The majority of the gains came from our short position in the Thai Baht which we entered in April 2015. Our view on Thailand was supported by nearly all of the macro indicators we monitor. The country had stagnant growth for the region at 2.0-2.5% with negative Year-over-Year Consumer Price Index (YoY CPI) readings. There was a 30% decrease in rubber and rice prices, which caused a significant decrease in farm income. In addition, Thailand was experiencing reduced export competitiveness due its relatively strong currency. Our largest losing position was our long position in the Indian Rupee which we entered in April 2015. Our long INR position was a medium-term carry trade. Real GDP growth in India was expected to be 7.0-7.5% with the Consumer Price Index (CPI) between 5-6%.  The position experienced losses in August 2015 as sentiment turned negative for most emerging countries, but we have added to our position given our view that the underlying fundamental thesis on India remains intact.

Equity Long/Short (L/S)

The Equity L/S strategy contributed 54 bps. The gains were driven by our long/short healthcare strategy, which generated strong gains in 2014 and during the first half of 2015. The equity declines in August 2015 caused the strategy to give back a portion of these gains. The long/short master limited partnership (MLP) strategy experienced modest losses during the year as the volatility momentum filter caused the strategy to go to cash in Q4 2014.

Relative Value

The Relative Value portfolio detracted 41bps during the period. The losses were driven by our commodity mean reversion strategy where we trade intra-sector commodity pairs and clusters. The strategy underperformed during the period due to persistent momentum across complexes. The sector neutral commodity curve momentum strategy was the largest positive contributor driven by our energy positions.

Comparison of Change in Value of a Hypothetical $10,000 Investment from 9/30/14 through 08/31/15
(Assumes reinvestment of dividends and capital gains but does not reflect the effect of redemption fees and does not guarantee future performance)

Performance is for Class I shares only, performance of other share classes will vary.

Total Returns Since Inception: 9/30/14
Infinity Q Diversified Alpha Fund

9/30/14-8/31/15
Fund - Class I: IQDNX	2.93%
Fund - Class A: IQDAX (without load)	2.62%
Fund - Class A: IQDAX (with 5% Load)	-2.51%
Bloomberg Global Aggregate Hedge Fund Index	0.44%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Class A with load reflects the maximum 5.00% sales charge.  Class A without load doesn’t reflect the maximum sales load.  If reflected, returns would be reduced.

The Fund imposes a 1% redemption fee on shares held 60 days or less.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Derivatives, such as Credit Default Swaps (CDS) and Forwards and Futures, involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs.

Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Beta measures the volatility of the Fund, as compared to that of the overall market. The Market's beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The VIX index is a measure of implied volatility in the stock market that is calculated on the basis of short-term index options on the S&P 500 Index. A high VIX index signals anxiety and fear in the market and typically occurs after a sharp decline in stock prices. A low VIX index generally follows calm markets and rising prices.

The Bloomberg Global Aggregate Hedge Fund Index is a market capitalization weighted index of hedge funds domiciled globally. The index contains over 2,400 hedge funds representing more than $470 billion in assets.

One cannot invest directly in an index.

Diversification does not assure a profit nor protect against loss in a declining market.

Infinity Q Capital Management is the Advisor to the Infinity Q Diversified Alpha Fund, which is distributed by Quasar Distributors, LLC.

Infinity Q Capital Management, LLC was launched to offer certain of Wildcat's investment strategies to institutional and retail clients. Wildcat Capital Management, LLC was formed in September 2011 to act as the family investment office for the founding partner of TPG Capital, David Bonderman. The investment team and control functions are largely the same for both Wildcat and Infinity Q. Quasar Distributors, LLC is not affiliated with TPG Capital or Wildcat Capital Management, LLC.

Infinity Q Diversified Alpha Fund
Expense Example
For the Period Ended August 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2015 to August 31, 2015 (the “Period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the Period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% Return Before Expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During the Period

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD
Infinity Q Diversified Alpha Fund – Class A
Actual Fund Return (1)	$1,000.00	$1,044.20	2.67%	$13.67
Hypothetical 5% Return *	$1,000.00	$1,012.80	2.67%	$13.55

Infinity Q Diversified Alpha Fund – Class I
Actual Fund Return (1)	$1,000.00	$1,045.20	2.51%	$12.94
Hypothetical 5% Return *	$1,000.00	$1,013.68	2.51%	$12.74

(1)  Expenses are equal to the each class’s annualized expense ratio of 2.67% for Class A and 2.51% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Period).

*   Hypothetical expenses are equal to each class's annualized expense ratio as indicated, multiplied by the average account value over the period commencing March 1, 2015, multiplied by 184/365 to reflect information had each class been in operation for the entire period.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments
August 31, 2015

	Shares		Value
COMMON STOCKS (0.3%)
Biotechnology
NantKwest, Inc. (a)	10,000		$171,200
Sorrento Therapeutics, Inc. (a)	2,700		34,236
TOTAL COMMON STOCK (Cost $304,347)			$205,436

EXCHANGE TRADED NOTE (1.1%)
VelocityShares Daily Inverse VIX Short-Term ETN (a)	25,000		641,000
TOTAL EXCHANGE TRADED NOTE (Cost $671,875)			$641,000

OPTIONS PURCHASED (6.4%) (a)
	Contracts
Call Options Purchased (4.4%)
iPath S&P 500 VIX Short-Term Futures ETN, Expires September 2015 at $17.00	1,000		1,022,500
iPath S&P 500 VIX Short-Term Futures ETN, Expires September 2015 at $23.50	500		191,250
CBOE VIX Volatility, Expires September 2015 at $16.00	1,000		1,055,000
Sorrento Therapeutics, Inc. Expires September 2015 at $25.00	500		17,500
Sorrento Therapeutics, Inc. Expires December 2015 at $20.00	500		100,000
United States Oil Fund LP, Expires September 2015 at $14.50	750		124,500
Total Call Options Purchased (Premiums paid $969,550)			2,510,750

Put Options Purchased (0.4%)
iShares China Large-Cap ETF, Expires September 2015 at $33.00	200		10,300
iShares China Large-Cap ETF, Expires September 2015 at $36.00	125		17,625
iShares Russell 2000 ETF, Expires September 2015 at $112.50	1,125		66,375
SPDR S&P 500 ETF, Expires September 2015 at $195.50	750		126,000
Total Put Options Purchased (Premiums paid $768,887)			220,300
	Notional
Binary Options (0.0%)
EUR / USD 1-Touch Option, Expires September 8, 2015, Barrier 1.00 (b) *	900,000	EUR	27,615
Total Binary Options (Premiums paid $91,500)			27,615

Currency Options (1.6%)
USD Call / EUR Put, Expires November 2015 at 1.1478 (c) *	10,000,000	USD	310,110
USD Call / SAR Put, Expires February 2016 at 3.769	30,000,000	USD	153,870
USD Call / THB Put, Expires October 2015 at 34.00	7,500,000	USD	480,623
USD Put / INR Call, Expires October 2015 at 63.00	7,500,000	USD	9,225
Total Currency Options (Premiums paid $384,875)			953,828

TOTAL OPTIONS PURCHASED (Premiums paid $2,214,812)			$3,712,493

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2015

	Shares	Value
SHORT-TERM INVESTMENT (38.8%)
Fidelity Institutional Money Market Portfolio - Class I, 0.010% (d) (e)	23,502,026	$23,502,026
TOTAL SHORT-TERM INVESTMENT (Cost $23,502,026)		$23,502,026

TOTAL INVESTMENTS (46.4%) (Cost $26,432,310)		$28,060,955

OTHER ASSETS IN EXCESS OF LIABILITIES (53.6%)		32,452,226
TOTAL NET ASSETS (100.0%)		$60,513,181

* Illiquid security

(a) Non-income producing security.
(b) Payment from counterparty is received if the EUR/USD exchange rate reaches 1.00 by September 8, 2015.
(c) Option includes reverse knockout barrier at 1.00 USD/EUR exchange rate. If exchange rate decreases below the barrier, option becomes worthless.
(d) A portion of this security is held by the Subsidiary.
(e) Rate quoted is seven-day yield at period end. See Note 7.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2015

	Shares	Value
SECURITIES SOLD SHORT (-15.8%)

EXCHANGE TRADED FUNDS (-15.8%)
iShares Nasdaq Biotechnology ETF	(11,200)	$(3,830,288)
SPDR S&P 500 ETF	(25,000)	(4,941,750)
United States Oil Fund LP	(50,000)	(794,500)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $9,524,167)		(9,566,538)

TOTAL SECURITIES SOLD SHORT (Proceeds $9,524,167)		$(9,566,538)

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2015

	Contracts		Value
WRITTEN OPTIONS (-1.9%)

Call Options Written (-1.4%)
iPath S&P 500 VIX Short-Term Futures ETN, Expires October 2015 at $32.00	(1,500)		$(424,500)
iPath S&P 500 VIX Short-Term Futures ETN, Expires October 2015 at $43.00	(1,000)		(128,500)
CBOE VIX Volatility, Expires September 2015 at $30.00	(1,000)		(232,500)
CBOE VIX Volatility, Expires September 2015 at $40.00	(500)		(36,250)
Sorrento Therapeutics, Inc. Expires December 2015 at $30.00	(500)		(17,500)
Total Call Options Written (Premiums received $832,176)			(839,250)

Put Options Written (-0.3%)
Sorrento Therapeutics, Inc. Expires December 2015 at $15.00	(700)		(199,500)
Total Put Options Written			(199,500)
	Notional
Currency Options Written (-0.5%)
USD Call / INR Put, Expires October 2015 at 68.00 INR	(15,000,000	) USD	(104,100)
USD Put / INR Call, Expires October 2015 at 66.69 INR (a) *	(5,000,000	) USD	(223,790)
USD Put / THB Call, Expires October 2015 at 32.00 THB	(10,000,000	) USD	-
Total Currency Options Written (Premiums received $352,500)			(327,890)

TOTAL WRITTEN OPTIONS
(Premiums received $1,184,676)			$(1,167,140)

* Illiquid security

(a) Option includes reverse knock in barrier at 70 INR/USD exchange rate. Exchange rate must increase above the barrier to activate the option payout.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2015

FORWARD CURRENCY CONTRACTS (0.5%)

	Settlement	Currency	USD Value	Currency	USD Value	Unrealized Appeciation /
Counterparty	Date	Delivered	August 31, 2015	Received	August 31, 2015	(Depreciation)
MS	January 6, 2016	2,759,250,000 KRW	$2,325,958	300,000,000 JPY	$2,488,650	$162,692
MS	February 4, 2016	177,850,000 THB	4,859,367	500,000,000 USD	5,000,000	140,633
						$303,325

Counterparty abbreviations:
MS − Morgan Stanley

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2015

CREDIT DEFAULT SWAP CONTRACTS
			Rate Paid /			Up Front
	Buy / Sell		(Received)	Termination	Notional	Premium Paid	Fair	Unrealized
Counterparty	Protection	Reference Entity	by the Fund	Date	Amount	/ (Received)	Value	Gain / (Loss)
BAML	Buy	Federative Republic of Brazil 4.25% January 7, 2025 *	1.00%	9/20/2017	$23,750,000	$353,467	$686,126	$332,659
BAML	Sell	Federative Republic of Brazil 4.25% January 7, 2025 *	(1.00%)	9/20/2018	17,250,000	(537,487)	(929,511)	(392,024)
BAML	Buy	Federative Republic of Brazil 4.25% January 7, 2025 *	1.00%	9/20/2020	2,500,000	252,452	269,718	17,266
MS	Buy	Republic of Korea 7.125% April 16, 2019 *	1.00%	9/20/2020	10,000,000	(197,209)	(175,675)	21,534

TOTAL OF CREDIT DEFAULT SWAP CONTRACTS						$(128,777)	$(149,342)	$(20,565)

TOTAL RETURN SWAP CONTRACTS
		Rate Paid	Termination	Notional	Unrealized
Counterparty	Reference Entity (a)	by the Fund	Date	Amount	Gain / (Loss)
BAML	MLBX3MSE (b) (c)	0.87%	1/4/2016	3,719,790	–
BAML	MLBX4SX6 (b) (d)	2.20%	1/4/2016	5,635,701	–
BAML	MLBX72CD (b) (e)	1.96%	1/4/2016	865,007	–
BAML	MLBX73C0 (b) (f)	1.75%	2/8/2016	26,016,475	–
BAML	MLBX73CD (b) (g)	1.96%	2/8/2016	2,604,406	–
BAML	MLBXWCMR (b) (h)	0.00%	11/2/2015	2,769,880	–
BAML	MLCIKSAL (b) (i)	0.75%	1/4/2016	4,312,803	–
BAML	MLCIKSPL (b) (j)	0.60%	1/4/2016	2,172,537	–
BAML	MLCVNC3H (b) (k)	1.30%	1/4/2016	2,542,541	–
BAML	MLCVNU3H (b) (l)	1.45%	1/4/2016	2,429,858	–
BAML	MLCVNY3H (b) (m)	0.95%	1/4/2016	2,530,965	–
BAML	MLEISVGL	1.10%	11/20/2015	2,691,216	5,226
BAML	MLEISVHY	0.60%	7/15/2016	2,528,460	(19,477)
BAML	MLEISVSO	1.50%	7/15/2016	2,625,920	(413,275)
BAML	MLEISVWM	1.40%	11/20/2015	1,627,983	2,367
BAML	MLEISWSP	1.20%	6/17/2016	5,140,500	(13,671)
BAML	MLEIVTXA	0.25%	3/31/2016	5,102,079	123
BAML	MLTRINF4	0.35%	9/17/2015	7,370,590	(886,763)
MS	DAXDS1215 *	-	12/18/2015	100,000 (EUR)	227,460
SG	DAXS61716 *	-	6/17/2016	125,000 (EUR)	208,898
SG	DAXVOLSWP *	-	6/17/2016	125,000 (EUR)	145,808
SG	SGI AH H Discount Shares Index	0.50% + 3 Month LIBOR	4/28/2016	613,413	(61,889)
SG	SGI EFS 130/30 US Index	0.15% + 3 Month LIBOR	11/30/2015	4,000,000	–
SG	SGI US Gravity Index	0.50%	2/3/2016	5,000,000	(68,499)
SG	Wildcat Ludician 2 USD ER Index	0.50%	4/5/2016	2,500,000	–
SG	SX5EVOLSWP *	-	12/16/2016	125,000 (EUR)	178,054

TOTAL OF TOTAL RETURN SWAP CONTRACTS					$(695,638)

Counterparty abbreviations:
BAML − Bank of America Merrill Lynch
MS − Morgan Stanley
SG − Societe Generale

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2015

* Illiquid security

(a) The following is a description of each reference entity:

Infinity Q Custom Index Basket #4 (MLTRINF4) is a basket of long and short equity securities with a health care focus.

Merrill Lynch Vortex Alpha Index (MLEIVTXA) aims to generate positive performance trading skew and convexity between the S&P and VIX Indices.

Merrill Lynch Short Synthetic Variance Index - WM (MLEISVWM) trades iShares Russell 2000 ETF variance.

Merrill Lynch Short Synthetic Variance Index - WSP (MLEISWSP) trades SPDR S&P 500 ETF variance.

Merrill Lynch Short Synthetic Variance Index - SO (MLEISVSO) trades United States Oil Fund LP variance.

Merrill Lynch Short Synthetic Variance Index - GL (MLEISVGL) trades SPDR Gold Trust variance.

Merrill Lynch Short Synthetic Variance Index - HY (MLEISVHY) trades iShares iBoxx High Yield Corporate Bond ETF variance.

DAXDS1215, DAXS61716, and DAXVOLSWP are dispersion swaps on the German DAX Index.

SX5EVOLSWP is a dispersion swap on the EURO STOXX 50 Price EUR Index (SX5E)

SGI US Gravity Index aims to generate positive performance from potential mean-reversion patterns in the levels of the S&P 500 index using futures on the index.

SGI EFS 130/30 US Index aims to generate postive performance from potential momentum patterns in individual US equities.

SGI AH H Discount Shares Index is a basket of long and short equity securities with a China focus.

Merrill Lynch Wildcat Commodity Relative Value Indices (MLBX73C0, MLBX72CD, MLBX73CD) and Element G Indices (MLBX3MSE, MLCIKSAL, MLCVNC3H, MLBX4SX6, MLCVNY3H, MLCVNU3H, MLCIKSPL) employ commodity relative value strategies using commodity futures across a wide range of commodity complexes.

Merrill Lynch Wildcat Commodity Mean Reversion Index (MLBXWCMR) employs a commodity mean-reversion strategy across a wide range of commodity complexes.

Wildcat Lucidian 2 USD ER Index aims to generate positive performance from trading VIX Index futures.

(b) Positions held in Subsidiary. See Notes.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

August 31, 2015

Consolidated Allocation of Portfolio Holdings
by Absolute Market Value * (Unaudited)

* As a percent of total investments.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Assets and Liabilities

August 31, 2015

ASSETS

Investments, at value (cost $24,478,248)	$24,348,462
Purchased options, at value (cost $1,954,062)	3,712,493
Total Investments (cost $26,432,310)	28,060,955

Cash collateral for derivative instuments (a)	30,954,061
Deposits with brokers for short sales and derivative instruments	8,621,592
Premiums paid for swap contracts	605,919
Unrealized appreciation on swap contracts	1,139,395
Unrealized appreciation on forward currency contracts	303,325
Receivables:
Receivable for investments sold (b)	3,561,480
Investment interest receivable (c)	2,571
Prepaid expenses	15,738
Fund shares sold	5,029,975

Total Assets	78,295,011

LIABILITIES

Written options, at value (premiums received $1,184,676)	1,167,140
Securities sold short, at value (proceeds $9,524,167)	9,566,538
Premiums received from swap contracts	734,696
Unrealized depreciation on swap contracts	1,855,598
Payables:
Payable for investments purchased (d)	4,279,727
Due to Investment Adviser	110,861
Accrued trustees fees	2,815
Distribution fees - Class A (see Note 4)	59
Accrued expenses and other liabilities	64,396

Total Liabilities	17,781,830

NET ASSETS	$60,513,181

COMPONENTS OF NET ASSETS

Paid in capital	$59,222,994
Accumulated undistributed net investment income	418,452
Accumulated realized loss on investments, purchased options, securities sold short,
swap contracts, forward currency contracts, and written options	(319,197)
Net unrealized appreciation (depreciation) on:
Investments	(129,786)
Purchased options	1,758,431
Securities sold short	(42,371)
Swap contracts	(716,203)
Written options	17,536
Forward currency contracts	303,325

Total Net Assets	$60,513,181

Class A Shares

Net assets applicable to shares outstanding	$184,815
Shares outstanding (unlimited shares authorized with $0.01 par value)	18,273

Net asset value, redemption price* per share	$10.11

Maximum Public Offering Price (based on maximum initial sales charge of 5.00%)	$10.64

Class I Shares

Net assets applicable to shares outstanding	$60,328,366
Shares outstanding (unlimited shares authorized with $0.01 par value)	5,951,299

Net asset value, offering and redemption price* per share	$10.14

(a)	Includes $9,299,921 of cash deposits for the Subsidiary (See Note 1)
(b)	Includes $181,331 of investments receivable for the Subsidiary
(c)	Includes $34 of interest receivable from the Subsidiary
(d)	Includes $128,496 of investments payable for the Subsidiary
*	Redemption price per share of Class A or Class I Shares is NAV reduced by 1.00% if shares are held for 60 days or less

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Operations

For the Period Ended August 31, 2015

INVESTMENT INCOME

Interest income (a)	$17,646
Dividend income	4,170

Total Investment Income	21,816

EXPENSES

Management fees	802,884
Administration fees	97,999
Transfer agent fees	49,302
Dividend expense on securities sold short	47,960
Registration fees	41,005
Legal fees (b)	34,505
Audit fees	22,501
Broker fees (c)	21,285
Trustee fees	16,772
Compliance fees	11,533
Printing expense	10,922
Custody fees	6,809
Interest expense	2,978
Distribution fees (see Note 4)	447
Shareholder servicing fees	462
Other expenses	10,935

Total Expenses	1,178,299
Less: expenses waived and reimbursed	(151,109)

Net Expenses	1,027,190

Net Investment Loss	(1,005,374)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on:
Investments	119,470
Purchased options	(1,573,175)
Securities sold short	308,525
Swap contracts (d)	(1,495,628)
Written options	4,015,192
Forward currency contracts	5,527
Net realized gain	1,379,911

Change in unrealized appreciation / (depreciation) on:
Investments	(129,786)
Purchased options	1,758,431
Securities sold short	(42,371)
Swap contracts (d)	(716,203)
Written options	17,536
Forward currency contracts	303,325
Net change in appreciation	1,190,932

Net realized and unrealized gain on investments	2,570,843
Net increase in net assets resulting from operations	$1,565,469

(a)	Includes $310 of income for the Subsidiary
(b)	Includes $1,741 of legal fees for the Subsidiary
(c)	Includes administrative and stock borrowing fees
(d)	Includes $467,995 of realized losses from swap contracts from the Subsidiary

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Changes in Net Assets

Period September 30, 2014*
to August 31, 2015
FROM OPERATIONS

Net investment loss	$(1,005,374)
Net realized gain on investments, purchased options, securities sold short,
swap contracts, forward currency contracts, and written options	1,379,911
Change in unrealized appreciation / (depreciation) on investments, purchased options,
securities sold short, swap contracts, forward currency contracts, and written options	1,190,932

Net increase in net assets resulting from operations	1,565,469

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gain:
Class A shares	(4,998)
Class I shares	(739,793)

Decrease in net assets from distributions	(744,791)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold:
Class A shares	411,697
Class I shares	59,055,482

Proceeds from shares reinvested:
Class A shares	4,998
Class I shares	732,441

Cost of shares redeemed:
Class A shares	(237,590)
Class I shares	(274,525)

Net increase in net assets from capital share transactions	59,692,503

NET ASSETS

Beginning of Period	-
End of Period	$60,513,181

Accumulated undistributed net investment income	$418,452

Class A Shares

Shares sold	42,340
Shares issued on reinvestment of distributions	522
Shares redeemed	(24,589)

Net increase in shares outstanding	18,273

Class I Shares

Shares sold	5,902,901
Shares issued on reinvestment of distributions	76,455
Shares redeemed	(28,057)

Net increase in shares outstanding	5,951,299

*	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Financial Highlights

Class A Shares
For a share outstanding throughout the period

	Period September 30, 2014 *
	to August 31, 2015

Net asset value, beginning of period	$10.00

Income/(loss) from investment operations:

Net investment loss	(0.21	) (1)
Net realized and unrealized gain on investments	0.46

Total from investment operations	0.25

Less distributions:

From net realized gains	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$10.11

Total return (2)	2.62	%(3)

Net assets, end of period (in thousands)	$185

Ratio of expenses to average net assets:

Before fees waived	2.76	%(4)(6)
After fees waived	2.38	%(4)(6)

Ratio of net investment loss to average net assets:

Before fees waived	-2.71	%(4)(7)
After fees waived	-2.33	%(4)(7)

Portfolio turnover rate (5)	6012	%(3)

*	Commencement of operations

(1)	Calculated using average shares method

(2)	Performance reported does not reflect sales charges

(3)	Not annualized

(4)	Annualized

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

(6)
The ratio of expenses to average net assets includes dividends and interest on short positions and brokerage expenses. For the period ended August 31, 2015, excluding dividends and interest on short positions and brokerage expenses, the ratio of expenses to average net assets, before fees waived/reimbursed by the Adviser, was 2.63%. Excluding dividends and interest on short positions and brokerage expenses, the ratio of expenses to average net assets, after fees waived/reimbursed by the Adviser, was 2.25%.

(7)	The ratio of net investment loss to average net assets includes dividends and interest on short positions and brokerage expenses. For the period ended August 31, 2015, excluding dividends and interest on short positions and brokerage expenses, the ratio of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, was -2.58%. Excluding dividends and interest on short positions and brokerage expenses, the ratio of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, was -2.20%.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Financial Highlights

Class I Shares
For a share outstanding throughout the period

	Period September 30, 2014 *
	to August 31, 2015

Net asset value, beginning of period	$10.00

Income/(loss) from investment operations:

Net investment loss	(0.19	) (1)
Net realized and unrealized gain on investments	0.47

Total from investment operations	0.28

Less distributions:

From net realized gains	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$10.14

Total return	2.93	%(2)

Net assets, end of period (in thousands)	$60,328

Ratio of expenses to average net assets:

Before fees waived	2.49	%(3)(5)
After fees waived	2.17	%(3)(5)

Ratio of net investment loss to average net assets:

Before fees waived	-2.45	%(3)(6)
After fees waived	-2.13	%(3)(6)

Portfolio turnover rate (4)	6012	%(2)

*	Commencement of operations

(1)	Calculated using average shares method

(2)	Not annualized

(3)	Annualized

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

(5)	The ratio of expenses to average net assets includes dividends and interest on short positions and brokerage expenses. For the period ended August 31, 2015, excluding dividends and interest on short positions and brokerage expenses, the ratio of expenses to average net assets, before fees waived/reimbursed by the Adviser, was 2.34%. Excluding dividends and interest on short positions and brokerage expenses, the ratio of expenses to average net assets, after fees waived/reimbursed by the Adviser, was 2.02%.

(6)	The ratio of net investment loss to average net assets includes dividends and interest on short positions and brokerage expenses. For the period ended August 31, 2015, excluding dividends and interest on short positions and brokerage expenses, the ratio of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, was -2.30%. Excluding dividends and interest on short positions and brokerage expenses, the ratio of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, was -1.98%.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

Note 1 – Organization

Infinity Q Diversified Alpha Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Infinity Q Capital Management LLC (the “Adviser”) serves as the investment manager to the Fund.

The Fund seeks to generate positive absolute returns. The Fund’s objective is not fundamental, and may be changed without shareholder approval. The Fund commenced operations on September 30, 2014. The Fund currently offers two share classes, Class A and Class I. Each class of shares represents an equal interest in the Fund, except that they have different expenses, which reflects the difference in the range of services provided to them. The Class A shares are subject to an annual distribution fee as described in Note 4 and a maximum 5% sales charge at purchase. Income, expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with $0.01 par value. All shares of the Fund have equal rights and privileges.

In order to achieve its investment objective, the Fund invests up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Cayman Islands subsidiary, the Infinity Q Commodity Fund LLC (the “Subsidiary”). The Subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with its investment objectives and policies specified in the Prospectus and Statement of Additional Information. At August 31, 2015 the Fund’s investment in the Subsidiary represented 15.91% of the Fund’s net assets.

The consolidated financial statements of the Fund include the investment activity and financial statements of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the Subsidiary, the Fund may be considered to be investing indirectly in some of those investments through the Subsidiary. For that reason, references to the Fund may also include its Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. The Fund and its Subsidiary are each a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its Subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

At August 31, 2015 the only investments held in the Subsidiary were swap contracts, for which the notional amount was $55,599,963. At August 31, 2015 there were no unrealized gains or losses in the Subsidiary. The Subsidiary holds cash and cash equivalents as collateral on the swap contracts.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies

(a) Securities Valuation

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments

Equity Securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Debt securities including corporate, convertible, U.S. government agencies, U.S. treasury obligations, and sovereign issues are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risk/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at NAV. These investments are categorized as Level 1 of the fair value hierarchy.

Other financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.  Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by the Adviser using model pricing tailored to the type

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

of security held.  The pricing models use various inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, implied volatility and exchange rates.

The liquidity of individual options is dynamic, and changes as a function of the market environment for the underlying security. The Fund values liquid options at mean price. For options deemed to be illiquid, the Adviser sources broker quotes, if available. If broker quotes are unavailable, the Adviser uses model pricing tailored to the type of option held. In addition, the Adviser conducts volatility surface interpolation, to estimate implied volatility. When modeling is used, these options are categorized as Level 3 in the fair value hierarchy.  A primary input to the model is implied volatility; a 1% change in implied volatility could change the value by up to 7%, which, depending on the direction of the change and the Fund’s exposure, could either increase or decrease the position’s value.

The Adviser values Credit Default Swap (CDS) positions using the ISDA Standard Upfront. For liquid CDS, the Adviser utilizes spread values quoted by a pricing service. For CDS deemed to be illiquid, spread values are sourced from broker quotes, and these positions are categorized as Level 3 in the fair value hierarchy.  A primary input to the model is credit spread; a 10 basis point change to the credit spread could change the value of the CDS by up to 60%, which, depending on the direction of the change and the Fund’s exposure, could either increase or decrease the position’s value.

The Fund makes dispersion investments using volatility and variance swaps. With the exception of dispersion trades, single stock volatility and variance swaps rarely trade. As a result, the Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. The Adviser uses model pricing to calculate the fair volatility level for each leg of the dispersion trade. The Adviser uses quotes from a pricing service and brokers to estimate implied volatility levels as an input to these models.  A 1% change in the volatility spread could change the value by up to 96%, which, depending on the direction of the change, could either increase or decrease the position’s value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s consolidated investments in each category investment type as of August 31, 2015:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks	$205,436	$-	$-	$205,436
Exchange Traded Note	641,000	-	-	641,000
Purchased Options	-	3,374,768	337,725	3,712,493
Short-Term Investment	23,502,026	-	-	23,502,026
Total Assets	24,348,462	3,374,768	337,725	28,060,955

Liabilities
Securities Sold Short	(9,566,538)	-	-	(9,566,538)
Total	$14,781,924	$3,374,768	$337,725	$18,494,417

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Written Options	$-	$(943,350)	$(223,790)	$(1,167,140)
Credit Default Swaps	-	-	(149,342)	(149,342)
Total Return Swaps	-	(1,455,858)	760,220	(695,638)
Forward Currency Contracts	-	303,325	-	303,325
Total Other Financial Instruments*	$-	$(2,095,883)	$387,088	$(1,708,795)

* Other financial instruments are derivative instruments, including swap contracts, foreign currency contracts, and written options. Swap contracts and foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Purchased Options	Written Options	Credit Default Swaps	Total Return Swaps
Balance at September 30, 2014	$-	$-	$-	$-
Purchased (Received)	225,500	(126,000)	(128,959)	-
Realized Gain (Loss)	-	-	-	-
Amortization	-	-	182	-
Change in unrealized appreciation/depreciation	112,225	(97,790)	(20,565)	760,220
(Sale) Cover	-	-	-	-
Transfers into Level 3	-	-	-	-
Balance at August 31, 2015	$337,725	$(223,790)	$(149,342)	$760,220

The Fund recognizes transfers between levels at the end of the reporting period. There were no transfers between levels at August 31, 2015.

(b) Securities Sold Short

The Fund is engaged in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

(c) Derivatives

The Fund utilizes derivatives in its investment strategies.  The Fund’s primary strategies are as follows: Volatility, Equity Long Short, Relative Value, and Global Macro.  The Fund implements these strategies by investing either directly in, or through total return swaps on, a broad range instruments, including, but not limited to, equities, bonds, currencies, commodities, master limited partnerships, credit derivatives, convertible securities, futures, forwards, options and swaps.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the period ended August 31, 2015 was related to the use of swap contracts, purchased options, written options, and forward foreign currency contracts.

Swap Agreements – The Fund invests in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or portfolio of assets (such as a single security, combination or “basket” of securities, or an index). The value of the Fund’s swap positions increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Changes in value are recorded as unrealized appreciation (depreciation).  Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of period amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Consolidated Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts. As of August 31, 2015, the Fund had outstanding swap contracts as listed on the Consolidated Schedule of Investments.

Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing transaction is less than the premium received. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing transaction is more than the premium paid.

The Fund both purchased and wrote options contracts during the year ended August 31, 2015. The Fund had outstanding purchased and written option contracts outstanding as listed on the Consolidated Schedule of Investments as of August 31, 2015.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

Forward and Futures Contracts – The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund entered into forward currency contracts during the year ended August 31, 2015. The Fund had outstanding forward currency contracts outstanding as listed on the Consolidated Schedule of Investments as of August 31, 2015.

Derivative Investment Holdings Categorized by Risk Exposure — The following table sets forth the fair value and the location in the Consolidated Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of August 31, 2015:

Consolidated Statement of Assets and Liabilities Location

	Assets
	Purchased Options	Unrealized Appreciation on Forward Currency Contracts	Unrealized Appreciation on Swap Contracts *
Credit contracts	$-	$-	$371,459
Currency contracts	981,443	303,325	-
Equity contracts	462,300	-	-
Volatility contracts	2,268,750	-	767,936
Total	$3,712,493	$303,325	$1,139,395

	Liabilities
	Written Options	Unrealized Appreciation on Forward Currency Contracts	Unrealized Depreciation on Swap Contracts *
Credit contracts	$-	$-	$(392,024)
Currency contracts	(327,890)	-	-
Equity contracts	(17,500)	-	(948,652)
Volatility contracts	(821,750)	-	(514,922)
Total	$(1,167,140)	$-	$(1,855,598)
* Includes cumulative appreciation/depreciation of total return swap contracts as shown in the Schedule of Investments.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

The following table sets forth the Fund’s realized and unrealized gain (loss), as reflected in the Consolidated Statement of Operations, by primary risk exposure and by type of derivative contract for the period ended August 31, 2015:

Amount of Realized Gain / (Loss) on Derivatives
Risk Exposure Category	Purchased Options	Swap Contracts	Written Options	Foreign Currency Contracts	Total
Commodity Contracts	$-	$(467,994)	$-	$-	$(467,994)
Currency Contracts	(303,047)	-	27,108	5,527	(270,412)
Equity Contracts	(545,553)	212,327	1,516,334	-	1,183,108
Volatility Contracts	(724,575)	(1,239,961)	2,471,750	-	507,214
Total	$(1,573,175)	$(1,495,628)	$4,015,192	$5,527	$951,916

Change in Unrealized Gain / (Loss) on Derivatives
Risk Exposure Category	Purchased Options	Swap Contracts	Written Options	Foreign Currency Contracts	Total
Credit Contracts	$-	$(20,565)	$-	$-	$(20,565)
Currency Contracts	505,068	-	24,610	303,325	833,003
Equity Contracts	(607,637)	(948,652)	61,699	-	(1,494,590)
Volatility Contracts	1,861,000	253,014	(68,773)	-	2,045,241
Total	$1,758,431	$(716,203)	$17,536	$303,325	$1,363,089

Volume of derivative instruments for the Fund during the period ended August 31, 2015:

Derivative Type	Unit of Measure	Average Quantity
Credit default swaps	Notional Quantity	$12,318,182
Total return swaps	Notional Quantity	$50,798,108
Purchased options	Contracts	3,307
Purchased option currency contracts	Principal Amount	$17,800,000
Written options	Contracts	(8,372)
Written option currency contracts	Principal Amount	$(12,272,727)
Forward currency contracts	Notional Amount	$(526,920,000)

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

The following table shows the Fund’s written options transactions for the period ended August 31, 2015:

	Contracts	Notional	Premiums
Balance at September 30, 2014*	-	-	$-
Options written	(264,423)	(70,000,000)	(21,074,268)
Option assignments	18,791	-	1,023,977
Options purchased to cover	121,795	35,000,000	10,445,500
Option expirations	119,337	5,000,000	8,420,115
Balance at August 31, 2015	(4,500)	(30,000,000)	$(1,184,676)
*commencement of operations

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

As of August 31, 2015, the Fund held the following derivative instruments that were subject to offsetting on the Consolidated Statement of Assets and Liabilities:
				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Offsetting Derivative Position	Cash Collateral Pledged (Received) (1)	Net Amount
Assets:
Total Return Swaps
Bank of America Merrill Lynch	$7,716	$-	$7,716	$(7,716)	$-	$-
Morgan Stanley	227,460	-	227,460	-	-	227,460
Societe Generale	532,760	-	532,760	(130,388)	-	402,372

Credit Default Swaps
Bank of America Merrill Lynch	349,925	-	349,925	(349,925)	-	-
Morgan Stanley	21,534	-	21,534	-	-	21,534

Options
Bank of America Merrill Lynch	799,958	-	799,958	(104,100)	-	695,858
Citigroup	2,731,050	-	2,731,050	(839,250)	-	1,891,800
Morgan Stanley	181,485	-	181,485	(181,485)	-	-

Forward Contracts
Morgan Stanley	303,325	-	303,325	-	-	303,325
	$5,155,213	$-	$5,155,213	$(1,612,864)	$-	$3,542,349

Liabilities:
Total Return Swaps
Bank of America Merrill Lynch	$(1,333,186)	$-	$(1,333,186)	$7,716	$1,325,470	$-
Societe Generale	(130,388)	-	(130,388)	130,388	-	-

Credit Default Swaps
Bank of America Merrill Lynch	(392,024)	-	(392,024)	349,925	42,099	-

Written Options
Bank of America Merrill Lynch	(104,100)	-	(104,100)	104,100	-	-
Citigroup	(839,250)	-	(839,250)	839,250	-	-
Morgan Stanley	(223,790)	-	(223,790)	181,485	42,305	-
	$(3,022,738)	$-	$(3,022,738)	$1,612,864	$1,409,874	$-
(1)	Any over-collateralization of total financial instruments or cash is not shown.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

(d) Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund is required to evaluate tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended August 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has not currently filed any tax returns; generally, tax authorities can examine the tax returns filed for the preceding three years. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, will be distributed annually. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

During the period ended August 31, 2015, the Fund distributed $744,791 of long-term capital gains to shareholders.

(f) Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

(g) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h) Security Transactions and Investment Income

The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(i) Restricted Cash & Deposits with Broker

At August 31, 2015, the Fund held restricted cash in connection with investments with certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected on the Consolidated Statement of Assets and Liabilities as cash collateral for derivative instruments.  On August 31, 2015, the Fund had pledged the following amounts as collateral for open currency contracts, swap contracts, and written options:

Counterparty	Amount Pledged
Bank of America Merrill Lynch	$19,792,361
Citigroup	7,541,700
Morgan Stanley	1,740,000
Societe Generale	1,880,000
Total	$30,954,061

On August 31, 2015, the Fund also had $8,621,592 deposited at Citigroup as collateral for short sales and written options as reflected on the Consolidated Statement of Assets and Liabilities.

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.70%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 1.95% and 2.20% of average daily net assets for Class I Shares and Class A Shares, respectively, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Adviser (without the approval of the Board of

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

Trustees) is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year. For the period ended August 31, 2015, the Adviser made $151,109 in waivers to the Fund.

From September 30, 2014, the Fund’s commencement of operations, to April 5, 2015 the Fund’s expenses were capped at 1.74% and 1.99% of average daily net assets for Class I Shares and Class A Shares, respectively. On April 2, 2015 the Board of Trustees approved a proposal to increase the expense cap to 2.50% and 2.75% of average daily net assets for the Class I Shares and Class A Shares, respectively, effective April 6, 2015. On August 19, 2015 the Board of Trustees approved a proposal to decrease the expense cap to 1.95% and 2.20% of average daily net assets for the Class I Shares and Class A Shares, respectively, effective August 20, 2015.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund’s administrator and transfer agent.  U.S. Bank, N.A. serves as the Fund’s custodian.  Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund’s distributor and principal underwriter.

The Independent Trustees were paid $16,772 for their services and reimbursement of travel expenses during the period ended August 31, 2015.  No compensation is paid to the Interested Trustee or officers of the Trust.

Note 4 – Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund’s Class A shares that allows the Fund to pay fees for the sale, distribution and servicing of its Class A shares. The plan provides for a distribution and servicing fee of up to 0.25% of the Class A shares’ average daily net assets. The Fund paid $447 in distribution fees for the period ended August 31, 2015.

Third party distribution and servicing expenses may be paid directly by the Fund or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payments under the plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

Note 5 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2015, Infinity Q Capital Management LLC held 85% of the outstanding shares of the Class I Shares of the Fund.  As of August 31, 2015, Barbara Lindell held 30% and Charles Schwab & Company, Inc. held 36%, in aggregate for the benefit of others, of the outstanding shares of Class A of the Fund.

Note 6 – Investment Transactions

Purchases and sales of investment securities (excluding swap contracts, options, and other short-term investments) for the Fund for the period ended August 31, 2015, were as follows:

Purchases	$105,525,336
Sales	$104,668,951

Note 7 – Tax Information and Distributions to Shareholders

The tax character of distributions paid during the period ended August 31, 2015 were as follows:

Period Ended August 31, 2015
Distributions Paid From:
Ordinary Income	$-
Long-Term Capital Gains	744,791
Total Distributions Paid	$744,791

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended August 31, 2015.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

As of August 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$28,586,242

Gross tax unrealized appreciation	3,266,410
Gross tax unrealized depreciation	(3,791,697)
Net tax unrealized depreciation on investments	(525,287)

Undistributed ordinary income	186,256
Undistributed long-term capital gains	1,467,481
Distributable earnings	1,653,737

Other accumulated gains	161,737

Total accumulated gains	$1,290,187

U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses. These classifications have no effect on net assets or net asset value per share. For the period ended August 31, 2015, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
$1,423,826	$(954,317)	$(469,509)

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of August 31, 2015 the Fund did not defer a post-October capital loss on a tax basis.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2015

Note 8 – Underlying Investment in Other Investment Companies

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Portfolio — Class I (“Fidelity”). The performance of the Fund may be directly affected by the performance of Fidelity.  Fidelity is registered under the 1940 Act as an open-ended management investment company.  Fidelity invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.  Fidelity also invests more than 25% of its total assets in the financial services industries.  The financial statements of Fidelity, including the portfolio of investments, can be found at the Security and Exchange Commission’s website and should be read in conjunction with the Fund’s financial statements. As of August 31, 2015, 38.8% of the Fund’s net assets were invested in Fidelity.
.
Note 9 – Subsequent Events

Management has evaluated events and transactions that occurred subsequent to August 31, 2015 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Infinity Q Diversified Alpha Fund
and the Board of Trustees of Trust for Advised Portfolios

We have audited the accompanying consolidated statement of assets and liabilities of the Infinity Q Diversified Alpha Fund (the "Fund"), a series of shares of beneficial interest in the Trust for Advised Portfolios, including the consolidated schedule of investments, as of August 31, 2015, and the related consolidated statement of operations, consolidated statement of changes in net assets and consolidated financial highlights for the period September 30, 2014 (commencement of operations) to August 31, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian, counterparties and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Infinity Q Diversified Alpha Fund as of August 31, 2015, and the results of its operations, changes in its net assets and financial highlights for the period September 30, 2014 to August 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 17, 2015

TRUSTEE AND OFFICER INFORMATION (Unaudited)
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.
Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Age: 72	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
David S. Krause 615 E. Michigan St. Milwaukee, WI 53202 Age: 61	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	1	None
Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None

Interested Trustee(5)
Ian Martin 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Trustee	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 40	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Vice President, Huntington Asset Services (2008 – 2011)	N/A	N/A

Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 57	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).	N/A	N/A

Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 34	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Senior Fund Administrator, Huntington Asset Services (2002 – 2011)	N/A	N/A

Wendy M. Barron 615 E. Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Since 2014	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008 – present)	N/A	N/A

Edvis Hayrapetyan 615 E. Michigan Street Milwaukee, WI 53202 Age: 30	Assistant Treasurer	Since 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2009 to present)	N/A	N/A

Christopher B. Blatchley 615 E. Michigan Street Milwaukee, WI 53202 Age: 32	Assistant Treasurer	Since 2015	Assistant Vice President, U.S. Bancorp Fund Services, (2012 to present); ALPS Fund Services, Inc. (2005 to 2012).	N/A	N/A

Jennifer Ting 615 E. Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	Since 2015	Assistant Vice President, U.S. Bancorp Fund Services, (2000 to present).	N/A	N/A

Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 39	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (January 2012 to present); Contract Attorney, various law firms (2009-2012).	N/A	N/A

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securites Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)
Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (844)886-9704.

General Information
(Unaudited)

Infinity Q Diversified Alpha Fund
  August 31, 2015

PROXY VOTING POLICIES AND PROCEDURES
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-844-IQFUND1 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
The Fund will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund’s Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended August 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend incomewas as follows:

Infinity Q Diversified Alpha Fund                                                                           0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2015 was as follows:
Infinity Q Diversified Alpha Fund                                                                           0.00%

Investment Adviser
Infinity Q Capital Management, LLC
888 7th Avenue, Suite 3800
New York, NY 10106

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

Legal Counsel
Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006-1806

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•           Information we receive about you on applications or other forms;
•           Information you give us orally; and/or
•           Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio, David S. Krause and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Infinity Q Diversified Alpha Fund
BBD, LLP
FYE 8/31/2015
Audit Fees	$18,000
Audit-Related Fees	N/A
Tax Fees	$4,500
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Infinity Q Diversified Alpha Fund
BBD, LLP
FYE 8/31/2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Infinity Q Diversified Alpha Fund
BBD, LLP
Non-Audit Related Fees	FYE 8/31/2015
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By   /s/ Christopher E. Kashmerick
              Christopher E. Kashmerick, President

Date     November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Christopher E. Kashmerick
              Christopher E. Kashmerick, President

Date      November 20, 2015

By /s/ Russell B. Simon
             Russell B. Simon, Treasurer

Date      November 20, 2015